Exhibit (4)

                     Specimen Share Certificate
                                 of
                         Rydex Series Trust

























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        INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

   NUMBER                      [LOGO]                      SHARES

                         RYDEX SERIES TRUST


      AUTHORIZED TO ISSUE 100 SHARES - PAR VALUE $.01 PER SHARE

                       [SPECIMEN COMMON STOCK]

   THIS  CERTIFIES THAT __________________________________ is the
   registered   holder   of   ___________________________________
   Shares of the capital stock of the above named corporation, fully paid and non-assessable, transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.

   In Witness Whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed this ________ day of _________________________________ A.D. 19____.


   ______________________________
   ____________________________
   Secretary                          President


























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        The following abbreviations, when used in the inscription
   on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

   TEN COM -  as tenants in    UNIF GIFT MIN ACT-   Custodian
              common                            (Cust)    (Minor)
   TEN ENT -  as tenants by           u n der  Uniform  Gifts  to
   Minors
              the entireties
   JT TEN  -  as joint tenants
              with right of
              survivorship and
              not as tenants in
              common                            Act..............
                                                     (State)

           Additional abbreviations may also be used though not in the above list.

        For   Value  Received,  _____  hereby  sell,  assign  and
   t   r   a   n   s   f   e   r          u   n   t   o
   _ _ _ _ ______________________________________________________
   _______________________________________________________ Shares
   r e p r esented by the within Certificate and do hereby irrevocably constitute and appoint ___________________________________________________ Attorney
   to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

        Dated ____________________ 19____.

           In presence of ______________________

   NOTICE  THE  SIGNATURE OF THIS ASSIGNMENT MUST CORRESPOND WITH
   THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY
   PARTICULAR,  WITHOUT  ALTERATION OR ENLARGEMENT, OR ANY CHANGE
   WHATEVER.















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